                                                                   EXHIBIT 99.4

CASE NAME:     KEVCO GP, INC.                                     ACCRUAL BASIS

CASE NUMBER:   401-40786-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------            ----------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      NOVEMBER 21, 2001
---------------------------------------            ----------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                      NOVEMBER 21, 2001
---------------------------------------            ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:   401-40786-BJH-11


COMPARATIVE BALANCE SHEET


                                                                           SCHEDULED          MONTH
ASSETS                                                                      AMOUNT            OCT-01           MONTH        MONTH
------                                                                    ------------     ------------    ------------   ----------

1.     Unrestricted Cash
2.     Restricted Cash
3.     Total Cash                                                                    0                0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                                           0                0
9.     Total Current Assets                                                          0                0
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment                                               0                0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)                              0                0
15.    Other (Attach List)                                                     360,837          360,837
16.    Total Assets                                                            360,837          360,837

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                            0
23.    Total Post Petition Liabilities                                                                0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                              75,885,064       14,891,816
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                                 128,815,071      128,791,803
28.    Total Pre Petition Liabilities                                      204,700,135      143,683,619
29.    Total Liabilities                                                   204,700,135      143,683,619

EQUITY

30.    Pre Petition Owners' Equity                                                         (204,339,298)
31.    Post Petition Cumulative Profit Or (Loss)
32.    Direct Charges To Equity (Attach Explanation)(FOOTNOTE)                               61,016,516
33.    Total Equity                                                                        (143,322,782)
34.    Total Liabilities and Equity                                                             360,837



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

CASE NAME:      KEVCO GP, INC.                                   SUPPLEMENT TO

CASE NUMBER:    401-40786-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET



                                                 SCHEDULED         MONTH
ASSETS                                             AMOUNT          OCT-01           MONTH           MONTH
------                                           ---------         ------           -----           -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                           0               0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                0               0

A.      Investment in Subsidiaries              360,837         360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                    360,837         360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                 0

PRE PETITION LIABILITIES

A.      Interco.Payables (FOOTNOTE)             315,071         291,803
B.      10 3/8% Senior Sub. Notes           105,000,000     105,000,000
C.      Sr. Sub. Exchangeable Notes          23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                       128,815,071     128,791,803

CASE NAME:     KEVCO GP, INC.                                 ACCRUAL BASIS - 2

CASE NUMBER:   401-40786-BJH-11


INCOME STATEMENT


                                                                     MONTH                                                 QUARTER
REVENUES                                                             OCT-01               MONTH            MONTH           TOTAL
--------                                                             ------               -----            -----           -------

1.    Gross Revenues                                                                                                          0
2.    Less: Returns & Discounts                                                                                               0
3.    Net Revenue                                                        0                                                    0

COST OF GOODS SOLD

4.    Material                                                                                                                0
5.    Direct Labor                                                                                                            0
6.    Direct Overhead                                                                                                         0
7.    Total Cost Of Goods Sold                                           0                                                    0
8.    Gross Profit                                                       0                                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                          0
10.   Selling & Marketing                                                                                                     0
11.   General & Administrative                                                                                                0
12.   Rent & Lease                                                                                                            0
13.   Other (Attach List)                                                                                                     0
14.   Total Operating Expenses                                           0                                                    0
15.   Income Before Non-Operating
      Income & Expense                                                   0                                                    0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                                         0
17.   Non-Operating Expense (Att List)                                                                                        0
18.   Interest Expense                                                                                                        0
19.   Depreciation / Depletion                                                                                                0
20.   Amortization                                                                                                            0
21.   Other (Attach List)                                                                                                     0
22.   Net Other Income & Expenses                                        0                                                    0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                       0
24.   U.S. Trustee Fees                                                                                                       0
25.   Other (Attach List)                                                                                                     0
26.   Total Reorganization Expenses                                      0                                                    0
27.   Income Tax                                                                                                              0
28.   Net Profit (Loss)                                                  0                                                    0




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



CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 3

CASE NUMBER:   401-40786-BJH-11



CASH RECEIPTS AND                                       MONTH                                      QUARTER
DISBURSEMENTS                                           OCT-01            MONTH         MONTH       TOTAL
-----------------                                       ------            -----         -----      -------

1.   Cash - Beginning Of Month

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                              0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                            0
4.   Post Petition                                                                                           0
5.   Total Operating Receipts                                    0                                           0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                              0                                           0
7.   Sale of Assets                                                                                          0
8.   Other (Attach List)                                                                                     0
9.   Total Non-Operating Receipts                                0                                           0
10.  Total Receipts                                              0                                           0
11.  Total Cash Available                                        0                                           0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                             0
13.  Payroll Taxes Paid                                                                                      0
14.  Sales, Use & Other Taxes Paid                                                                           0
15.  Secured / Rental / Leases                                                                               0
16.  Utilities                                                                                               0
17.  Insurance                                                                                               0
18.  Inventory Purchases                                                                                     0
19.  Vehicle Expenses                                                                                        0
20.  Travel                                                                                                  0
21.  Entertainment                                                                                           0
22.  Repairs & Maintenance                                                                                   0
23.  Supplies                                                                                                0
24.  Advertising                                                                                             0
25.  Other (Attach List)                                         0                                           0
26.  Total Operating Disbursements                               0                                           0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                       0
28.  U.S. Trustee Fees                                                                                       0
29.  Other (Attach List)                                         0                                           0
30.  Total Reorganization Expenses                               0                                           0
31.  Total Disbursements                                         0                                           0
32.  Net Cash Flow                                               0                                           0
33.  Cash - End of Month                                         0                                           0



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

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:   401-40786-BJH-11



                                                             SCHEDULED                  MONTH
ACCOUNTS RECEIVABLE AGING                                      AMOUNT                   OCT-01            MONTH             MONTH
-------------------------                                    ---------                  ------            -----             -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                                    0                       0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                    0                       0

AGING OF POST PETITION                                   MONTH:   OCTOBER-01
TAXES AND PAYABLES                                              ----------------


                                      0 - 30         31 - 60         61 - 90            91 +
TAXES PAYABLE                          DAYS            DAYS            DAYS             DAYS         TOTAL
-------------                         ------         -------         -------            ----         -----

1.   Federal                                                                                           0
2.   State                                                                                             0
3.   Local                                                                                             0
4.   Other (Attach List)                  0              0               0                 0           0
5.   Total Taxes Payable                  0              0               0                 0           0
6.   Accounts Payable                                                                                  0

                                                           MONTH:   OCTOBER-01
STATUS OF POST PETITION TAXES                                     --------------

                                             BEGINNING TAX        AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                      LIABILITY *          AND/OR ACCRUED    (AMOUNT PAID)        LIABILITY
-------                                      -------------        ---------------   -------------        ----------

1.   Withholding **                                                                                          0
2.   FICA - Employee **                                                                                      0
3.   FICA - Employer **                                                                                      0
4.   Unemployment                                                                                            0
5.   Income                                                                                                  0
6.   Other (Attach List)                           0                     0                 0                 0
7.   Total Federal Taxes                           0                     0                 0                 0

STATE AND LOCAL

8.   Withholding                                                                                             0
9.   Sales                                                                                                   0
10.  Excise                                                                                                  0
11.  Unemployment                                                                                            0
12.  Real Property                                                                                           0
13.  Personal Property                                                                                       0
14.  Other (Attach List)                           0                     0                 0                 0
15.  Total State And Local                         0                     0                 0                 0
16.  Total Taxes                                   0                     0                 0                 0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


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

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:   401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                      MONTH:                OCTOBER-01
BANK RECONCILIATIONS                                Account # 1             Account # 2
--------------------                                -----------             -----------

A.   BANK:                                                                                     Other Accounts
B.   ACCOUNT NUMBER:                                                                            (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                       0                 0
2.   Add: Total Deposits Not Credited                                                                 0                 0
3.   Subtract: Outstanding Checks                                                                     0                 0
4.   Other Reconciling Items                                                                          0                 0
5.   Month End Balance Per Books                          0                         0                 0                 0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS


                                                     DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER                       OF PURCHASE          INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                       -----------          ----------      --------------     -------------

7.

8.

9.

10.  (Attach List)                                                                              0                 0

11.  Total Investments                                                                          0                 0

CASH

12.  Currency On Hand                                                                                             0
13.  Total Cash - End of Month                                                                                    0



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

CASE NAME:     KEVCO GP, INC.                               ACCRUAL BASIS - 6

CASE NUMBER:   401-40786-BJH-11
                                                           MONTH:   OCTOBER-01
                                                                  -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF                  AMOUNT            TOTAL PAID
             NAME                         PAYMENT                   PAID              TO DATE
             ----                         -------                  ------            ----------

1.
2.
3.
4.
5.    (Attach List)                                                   0                     0
6.    Total Payments To Insiders                                      0                     0


                                  PROFESSIONALS


                                             DATE OF
                                            COURT ORDER                                                                 TOTAL
                                            AUTHORIZING           AMOUNT              AMOUNT        TOTAL PAID         INCURRED
             NAME                             PAYMENT             APPROVED             PAID           TO DATE          & UNPAID *
             ----                           -----------           --------            ------        ----------         ----------

1.
2.
3.
4.
5.    (Attach List)                                                  0                   0              0                   0
6.    Total Payments To Professionals                                0                   0              0                   0


         *        Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                          SCHEDULED         AMOUNTS            TOTAL
                                           MONTHLY           PAID              UNPAID
                                          PAYMENTS          DURING              POST
    NAME OF CREDITOR                        DUE             MONTH             PETITION
    ----------------                      ---------         -------           --------

1.    Bank of America                                         0              14,891,816
2.
3.
4.
5.    (Attach List)                          0                0                       0
6.    TOTAL                                  0                0              14,891,816

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

CASE NAME:     KEVCO GP, INC.                               ACCRUAL BASIS - 7

CASE NUMBER:   401-40786-BJH-11
                                                           MONTH:  OCTOBER-01
                                                                  --------------


QUESTIONNAIRE


                                                                                          YES              NO
                                                                                          ---              --
1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                                     X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                                 X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                                                    X

4.     Have any payments been made on Pre Petition Liabilities this reporting
       period?                                                                                             X

5.     Have any Post Petition Loans been received by the debtor from any party?                            X

6.     Are any Post Petition Payroll Taxes past due?                                                       X

7.     Are any Post Petition State or Federal Income Taxes past due?                                       X

8.     Are any Post Petition Real Estate Taxes past due?                                                   X

9.     Are any other Post Petition Taxes past due?                                                         X

10.    Are any amounts owed to Post Petition creditors delinquent?                                         X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                  X

12.    Are any wage payments past due?                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE


                                                                                          YES              NO
                                                                                          ---              --

1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                                      X

2.     Are all premium payments paid current?                                              X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


       TYPE OF POLICY             CARRIER                  PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
       --------------             -------                  --------------              --------------------------

General Liability             Liberty Mutual               9/1/00-3/1/02               Semi-Annual        $64,657


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

CASE NAME:     KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40786-BJH-11                               ACCRUAL BASIS

                                                          MONTH:  OCTOBER-01
                                                                 ---------------


ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER         FOOTNOTE/EXPLANATION
------          -----------         --------------------

        1          24               The direct charges to equity are due to the secured debt reductions pursuant to
        1          32               sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the
                                    South Region of Kevco Distribution as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

        1          27A              Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                    401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                    Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                    401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), DCM Delaware, Inc.
                                    (Case No. 401-40787-BJH-11), and Kevco Components, Inc. (Case No.
                                    401-40790-BJH-11).